SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            March 31, 2000
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                       Vitesse Semiconductor Corporation
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               (Exact name of Registrant as Specified in Charter)


          Delaware                      0-19654                   77-0138960
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(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                 Number)              Identification No.)


741 CALLE PLANO, CAMARILLO, CALIFORNIA                           93012
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code        (805) 388-3700
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Item 7.  Financial Statements and Exhibits.

On April 14, 2000, Vitesse Semiconductor Corporation ("Vitesse") filed a Current Report on Form 8-K to report its acquisition of Orologic, Inc. ("Orologic"). On May 25, 2000, Vitesse filed an amended Current Report on Form 8-K to include historical and pro forma financial statements of Vitesse and Orologic. This Amendment is filed to correct certain financial information of Orologic contained in the Current Report on Form 8-K as amended on May 25, 2000.

(a)      Financial Statements of Businesses Acquired.

         Financial statements of Orologic included in this second amendment to the Current Report on Form 8-K dated March 31, 2000 are as follows:

         Audited Financial Statements of Orologic for the Years ended December 31, 1999 and 1998 with Report of Independent Auditors.

(c)      Exhibits

         The following exhibits are filed with this second amendment to the Current Report on Form 8-K dated March 31, 2000:


Exhibit
Number                   Exhibit Description
-------    ---------------------------------------------------------------------

23.1       Consent of Ernst & Young LLP, independent auditors.

99.2 Audited Financial Statements of Orologic for the Years ended December 31, 1999 and 1998 with Report of Independent
           Auditors.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 6, 2000



                                              /s/ Eugene F. Hovanec
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                                              Name:  Eugene F. Hovanec
                                              Title: Chief Financial Officer


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------------------------------------------------
23.1         Consent of Ernst & Young LLP, independent auditors.

99.2 Audited Financial Statements of Orologic, Inc. for the Years ended December 31, 1999 and 1998 with Report of Independent Auditors.


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